UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 28, 2003
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                               TRIAD GUARANTY INC.
             (Exact name of registrant as specified in its charter)

     DELAWARE                                              56-1838519
  State of Other                                        I.R.S. Employer
  Jurisdiction of                                   Identification Number
  Incorporation

                            101 SOUTH STRATFORD ROAD
                       WINSTON-SALEM, NORTH CAROLINA 27104
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (336) 723-1282

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibit is furnished with this document:

       Number   Exhibit
       ------   -------

       99.1    Press Release issued by Triad Guaranty Inc dated April 28, 2003.


ITEM 9.  Regulation FD Disclosure

     The information in this item is being furnished to, but not filed with, the Securities and Exchange Commission solely under Item 12 of Form 8-K, "Results of Operations and Financial Condition," pursuant to interim procedures promulgated by the Securities and Exchange Commission in Release 33-8216 issued March 27, 2003.

     On April 28, 2003, the registrant issued a press release to report results for its first quarter ended March 31, 2003. This release is furnished as exhibit
99.1 hereto.







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

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    TRIAD GUARANTY INC.


      Date:  April 28, 2003         By: /s/ Michael E. Crow
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                                        Michael E. Crow
                                        Vice President and Controller









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